Financial Instruments - Summary of Quantitative Information About Offsetting of Derivative Financial Assets And Derivative Financial Liabilities (Details) - USD ($) $ in Millions	Mar. 31, 2023	Mar. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Gross amount of recognized financial asset	$ 15	$ 24
Amount set off	(3)	(5)
Net amount presented in balance sheet	12	19
Gross amount of recognized financial liability	(13)	(13)
Amount set off	3	5
Net amount presented in balance sheet	$ (10)	$ (8)